UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Income Trust (EVF)

Annual Report

June 30, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2014

Eaton Vance

Senior Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	43

Federal Tax Information	44

Dividend Reinvestment Plan	45

Board of Trustees’ Contract Approval	47

Management and Organization	50

Important Notices	53

Eaton Vance

Senior Income Trust

June 30, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market performed solidly during the fiscal year ended June 30, 2014, with the S&P/LSTA Leveraged Loan Index2, a broad barometer of the loan market, advancing 5.59% during the 12-month period. Returns were comprised mainly of interest income. Loan prices fluctuated during the year, generally within a 1% range, and ended modestly lower overall for the year.

As investors continued to search for yield and maintained an appetite for risk, loans remained in demand due to their near-par valuations, near-zero duration9 and floating income stream. That strong demand resulted in modest spread compression in the market, slightly lowering coupon income on new issue loans.

With the U.S. economy continuing its gradual recovery during the period, improving corporate fundamentals were a key driver of loan performance. However, loan market default rates, a measure of corporate health and credit risk in the market, spiked as a result of the April 2014 default of one issuer: Energy Future Holdings, also known as TXU, a Texas-based electric utility that represented nearly 3.3% of the Index as of June 30, 2014. TXU’s Chapter 11 bankruptcy filing caused the loan default rate for the Index to rise to 4.41% on a trailing 12-month basis as of period-end on June 30, 2014. Excluding TXU, the Index’s trailing one-year default rate was 1.08%, well below the market’s 10-year average of 3.31%, according to Standard & Poor’s Leveraged Commentary & Data. The Fund did not hold a position in TXU at the time of default.

Fund Performance

For the fiscal year ended June 30, 2014, Eaton Vance Senior Income Trust (the Fund) at net asset value (NAV) had a total return of 6.34%, outperforming the 5.59% return of the S&P/ LSTA Leveraged Loan Index (the Index). The predominant factors contributing to relative performance versus the Index during the period were investment leverage6, high-yield bond exposure and beneficial credit selection, while quality positioning was a relative detractor from performance versus the Index during the fiscal year.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In keeping with the Fund’s secondary objective of preservation of capital, management tends to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over time, but may detract from relative results versus the Index in times when senior loans perform well, as they did during the fiscal year ended June 30, 2014.

For the 12-month period, BB-rated8 loans in the Index returned 3.95%, B-rated loans in the Index returned 5.77%, CCC-rated loans in the Index returned 11.25% and D-rated loans in the Index returned 31.53%. Across these ratings tiers, the Fund had overweight exposure to BB-rated loans and underweight exposure to B-rated, CCC-rated and D-rated loans. As a result, the Fund’s higher-quality positioning generally served as a relative detractor from Fund performance versus the Index during the period.

In contrast, several other factors drove overall favorable Fund performance relative to the Index during the period. The Fund’s employment of investment leverage was the most significant contributor to the Fund’s relative performance versus the Index, as leverage enhanced the performance of the Fund’s underlying portfolio. Additionally, the Fund’s exposure to high-yield bonds, which outperformed the loan market during the period, also helped the Fund’s relative results versus the Index. These factors aided relative returns because the Index does not include high-yield bonds and is unlevered. Finally, credit selection was broadly beneficial across the Fund’s many sectors.

On a sector-level basis, the Fund’s underweight to the utilities sector detracted from the Fund’s relative results versus the Index, as the utilities sector outperformed the overall Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Senior Income Trust

June 30, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA and John Redding

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	10/30/1998	6.34%	12.86%	5.30%
Fund at Market Price	—	–3.57	14.69	3.74
S&P/LSTA Leveraged Loan Index	—	5.59%	8.72%	5.24%

% Premium/Discount to NAV[4]
				–7.22%

Distributions[5]
Total Distributions per share for the period				$0.443
Distribution Rate at NAV				5.23%
Distribution Rate at Market Price				5.64%

% Total Leverage[6]
Auction Preferred Shares (APS)				24.28%
Borrowings				14.35

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Senior Income Trust

June 30, 2014

Fund Profile

Top 10 Issuers (% of total investments)7

Alliance Boots Holdings Limited	1.2%

Asurion LLC	1.2

H.J. Heinz Company	1.1

Dell Inc.	1.0

Community Health Systems, Inc.	1.0

SunGard Data Systems, Inc.	1.0

NBTY, Inc.	0.9

Valeant Pharmaceuticals International, Inc.	0.9

Laureate Education, Inc.	0.9

General Nutrition Centers, Inc.	0.8

Total	10.0%

Top 10 Sectors (% of total investments)7

Health Care	9.7%

Business Equipment and Services	8.7

Electronics/Electrical	7.9

Retailers (Except Food and Drug)	5.1

Food Products	4.6

Financial Intermediaries	4.0

Chemicals and Plastics	3.9

Oil and Gas	3.9

Automotive	3.9

Leisure Goods/Activities/Movies	3.8

Total	55.5%

Credit Quality (% of bond and loan holdings)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Income Trust

June 30, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 145.8%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.9%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	273	$273,068
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	153	154,665
Term Loan, 5.00%, Maturing November 2, 2018	337	341,173
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	170	171,524
IAP Worldwide Services, Inc.
Term Loan, 0.00%, Maturing December 31, 2015(2)(3)	848	245,855
Term Loan - Second Lien, 0.00%, Maturing June 30, 2016(2)(3)	357	7,327
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	958	956,110
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	2,269	2,262,905
Term Loan, 3.75%, Maturing June 4, 2021	900	896,962

		$5,309,589

Automotive — 6.1%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	834	$843,514
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	1,692	1,698,574
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	1,133	1,140,088
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	2,441	2,453,768
Term Loan, 3.25%, Maturing December 31, 2018	1,047	1,046,062
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	325	325,203
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	474	477,958
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	1,950	1,953,251
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	3,375	3,400,285
INA Beteiligungsgesellschaft GmbH
Term Loan, 3.75%, Maturing May 15, 2020	475	477,672
Metaldyne, LLC
Term Loan, 4.25%, Maturing December 18, 2018	853	857,093
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	396	395,930

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		1,393	$1,398,425
Visteon Corporation
Term Loan, 3.50%, Maturing May 27, 2021		525	522,129

			$16,989,952

Beverage and Tobacco — 0.6%
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	1,250	$1,717,212

			$1,717,212

Brokers, Dealers and Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019		219	$220,470

			$220,470

Building and Development — 1.1%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		620	$619,489
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 15, 2020		272	272,537
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		298	298,634
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020		471	472,764
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		788	787,324
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019		245	246,325
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		316	319,254

			$3,016,327

Business Equipment and Services — 14.2%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		1,352	$1,359,226
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 17, 2017		1,902	1,906,239
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 21, 2015		332	330,499
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		916	917,361

6	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		200	$200,279
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		420	415,157
BAR/BRI Review Courses, Inc.
Term Loan, 4.50%, Maturing July 17, 2019		313	314,163
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020		398	394,692
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		548	550,028
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		222	222,039
Ceridian Corp.
Term Loan, 4.40%, Maturing May 9, 2017		605	607,510
ClientLogic Corporation
Term Loan, 6.85%, Maturing January 30, 2017	EUR	586	789,783
Term Loan, 6.98%, Maturing January 30, 2017		303	305,380
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		474	474,701
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		236	238,290
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		223	222,367
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018		1,024	752,092
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		1,208	1,214,728
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		710	711,671
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		952	948,175
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020		374	378,738
Garda World Security Corporation
Term Loan, 5.02%, Maturing November 8, 2018	CAD	299	279,394
Term Loan, 4.00%, Maturing November 6, 2020		56	55,721
Term Loan, 4.00%, Maturing November 6, 2020		218	217,819
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		813	815,202
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		1,212	1,206,159
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		596	599,098

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ION Trading Technologies S.a.r.l.
Term Loan, Maturing June 10, 2021(4)	EUR	625	$860,894
Term Loan - Second Lien, 7.25%, Maturing May 15, 2022		500	503,333
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		1,384	1,382,448
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		1,209	1,220,165
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		549	569,289
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		959	961,999
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		540	524,846
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		589	590,745
Quintiles Transnational Corporation
Term Loan, 3.75%, Maturing June 8, 2018		2,609	2,612,515
RCS Capital Corp.
Term Loan, 6.50%, Maturing April 29, 2019		525	537,141
Term Loan - Second Lien, 10.50%, Maturing April 29, 2021		250	257,500
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		339	340,466
ServiceMaster Company
Term Loan, 5.50%, Maturing January 31, 2017		714	715,464
Term Loan, 6.50%, Maturing January 31, 2017		1,448	1,449,963
Term Loan, Maturing July 1, 2021(4)		1,200	1,188,000
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 28, 2017		1,240	1,244,635
Term Loan, 4.00%, Maturing March 8, 2020		3,116	3,131,390
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		500	504,898
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021		2,070	2,073,435
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		60	60,148
Term Loan, 6.00%, Maturing July 28, 2017		305	307,281
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		1,922	1,914,333

			$39,377,399

Cable and Satellite Television — 4.8%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		382	$381,429

7	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018		196	$195,989
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		1,342	1,344,644
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		668	659,396
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		156	155,826
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020		772	765,162
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020		746	749,515
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021		495	490,353
Term Loan, Maturing June 30, 2021(4)		425	426,416
Mediacom Illinois, LLC
Term Loan, 3.13%, Maturing October 23, 2017		384	384,557
Term Loan, Maturing June 13, 2021(4)		250	250,469
Numericable U.S. LLC
Term Loan, 4.50%, Maturing May 21, 2020		510	513,858
Term Loan, 4.50%, Maturing May 21, 2020		590	593,962
Sterling Entertainment Enterprises, LLC
Term Loan, 3.15%, Maturing December 28, 2017		368	357,614
UPC Financing Partnership
Term Loan, 4.00%, Maturing March 31, 2021	EUR	726	1,001,268
Virgin Media Bristol LLC
Term Loan, 3.50%, Maturing June 5, 2020		2,550	2,543,467
Virgin Media Investment Holdings, Ltd.
Term Loan, 4.25%, Maturing June 30, 2023	GBP	750	1,291,171
Ziggo B.V.
Term Loan, 0.00%, Maturing January 15, 2022(5)	EUR	15	20,995
Term Loan, 0.00%, Maturing January 15, 2022(5)	EUR	222	303,724
Term Loan, 0.00%, Maturing January 15, 2022(5)	EUR	315	429,692
Term Loan, 3.50%, Maturing January 15, 2022	EUR	16	22,394
Term Loan, 3.50%, Maturing January 15, 2022	EUR	176	240,040
Term Loan, 3.50%, Maturing January 15, 2022	EUR	280	382,804

			$13,504,745

Chemicals and Plastics — 4.9%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		147	$147,381
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		76	76,469
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		1,138	1,146,313

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.00%, Maturing February 1, 2020		1,906	$1,909,192
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		345	348,317
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		343	344,716
Huntsman International, LLC
Term Loan, Maturing October 15, 2020(4)		975	975,605
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		2,084	2,081,311
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		150	151,075
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020		371	371,993
Minerals Technologies Inc.
Term Loan, 4.00%, Maturing May 9, 2021		975	982,312
Momentive Performance Materials Inc.
Term Loan, 4.00%, Maturing April 15, 2015		125	125,430
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		348	349,846
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		500	506,875
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		125	125,354
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		591	593,216
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		1,507	1,511,737
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		1,698	1,706,434
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		65	65,181

			$13,518,757

Conglomerates — 1.0%
Custom Sensors & Technologies, Inc.
Term Loan, Maturing May 30, 2021(4)		175	$176,313
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		1,396	1,401,647
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	473	653,367
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019		521	522,201

			$2,753,528

8	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 1.8%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020	1,062	$1,054,181
Term Loan, 3.75%, Maturing January 6, 2021	324	323,493
BWAY Holding Company, Inc.
Term Loan, 4.50%, Maturing August 7, 2017	1,330	1,336,399
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021	200	200,250
Pelican Products, Inc.
Term Loan, 5.25%, Maturing March 20, 2020	187	189,015
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018	1,699	1,703,566
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	309	310,119

		$5,117,023

Cosmetics / Toiletries — 0.6%
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	597	$599,052
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	1,051	1,033,925

		$1,632,977

Drugs — 2.8%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	197	$197,239
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	281	283,372
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021	200	199,022
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021	400	403,250
Term Loan-Second Lien, 8.75%, Maturing February 14, 2022	250	254,812
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	940	941,702
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019	881	881,204
Term Loan, 3.75%, Maturing December 11, 2019	1,500	1,500,668
Term Loan, 3.75%, Maturing August 5, 2020	1,789	1,789,339
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017	1,234	1,235,990

		$7,686,598

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	985	$981,746
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	425	431,375

		$1,413,121

Electronics / Electrical — 12.8%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019	731	$734,217
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	323	323,369
Answers Corporation
Term Loan, 6.50%, Maturing December 20, 2018	390	393,413
Term Loan - Second Lien, 11.00%, Maturing June 19, 2020	350	355,688
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	1,282	1,295,298
Term Loan - Second Lien, 11.00%, Maturing November 22, 2018	500	507,083
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	3,075	3,089,265
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020	400	407,750
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	349	343,015
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018	167	166,931
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	358	354,334
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021	239	238,578
Dell Inc.
Term Loan, 3.75%, Maturing October 29, 2018	273	273,162
Term Loan, 4.50%, Maturing April 29, 2020	4,155	4,180,009
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018	1,756	1,761,577
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	250	248,958
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 30, 2020	417	420,816
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	395	398,950
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	934	936,571

9	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021	1,898	$1,891,242
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	223	224,316
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	2,698	2,686,892
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	250	252,188
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	688	694,061
Micro Holding, L.P.
Term Loan, 7.25%, Maturing March 18, 2019	469	470,235
Microsemi Corporation
Term Loan, 3.25%, Maturing March 18, 2021	637	634,610
Open Text Corporation
Term Loan, 3.25%, Maturing January 16, 2021	473	473,167
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	349	349,998
Term Loan - Second Lien, 8.00%, Maturing April 1, 2022	125	125,104
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	216	216,747
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	250	253,750
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	329	327,422
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	2,596	2,599,016
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019	250	252,500
Sensata Technologies Finance Company, LLC
Term Loan, 3.25%, Maturing May 12, 2019	609	612,759
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	349	351,161
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	226	228,679
SkillSoft Corp.
Term Loan, 4.50%, Maturing April 28, 2021	725	726,209
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	307	318,221
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	646	647,625
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 3.25%, Maturing June 7, 2019	43	43,305

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SS&C Technologies Inc.
Term Loan, 3.25%, Maturing June 7, 2019	417	$418,415
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	605	591,500
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 22, 2019	425	425,266
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	266	268,361
Sybil Software LLC
Term Loan, 5.00%, Maturing March 20, 2020	469	470,235
Vantiv, LLC
Term Loan, 3.75%, Maturing May 12, 2021	450	451,899
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,016	1,019,152
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	775	776,292
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	483	484,136

		$35,713,447

Equipment Leasing — 0.9%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	1,200	$1,200,750
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	1,417	1,417,552

		$2,618,302

Financial Intermediaries — 6.1%
Armor Holding II LLC
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	500	$500,000
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	1,534	1,538,929
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	271	268,938
First Data Corporation
Term Loan, 4.15%, Maturing March 24, 2018	2,270	2,277,228
Term Loan, 4.15%, Maturing September 24, 2018	950	953,365
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	597	594,015
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	422	423,746
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	270	271,130

10	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021		467	$464,762
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020		520	522,836
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019		1,886	1,885,631
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020		222	219,438
Nuveen Investments, Inc.
Term Loan, 4.15%, Maturing May 15, 2017		3,171	3,180,306
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018		50	50,373
Term Loan, 6.25%, Maturing September 4, 2018		347	350,849
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018		617	620,706
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016		660	635,453
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019		499	501,544
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		123	122,936
Walker & Dunlop, Inc.
Term Loan, 5.50%, Maturing December 11, 2020		323	329,034
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020		1,214	1,202,310

			$16,913,529

Food Products — 7.4%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		1,040	$1,042,981
Autobar BV (Acorn 3 BV)
Term Loan, 5.95%, Maturing October 31, 2019	EUR	750	842,304
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020		2,096	2,085,746
Blue Buffalo Company, Ltd.
Term Loan, 4.00%, Maturing August 8, 2019		639	641,879
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		470	473,287
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020		521	524,710
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		349	348,383
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		100	99,895

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018		667	$668,623
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		5,148	5,192,067
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		424	423,937
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		864	866,910
Term Loan, 3.75%, Maturing September 18, 2020		769	767,905
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		4,183	4,195,383
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		347	346,196
Term Loan, 3.25%, Maturing April 29, 2020		1,827	1,820,596
Post Holdings Inc.
Term Loan, 3.75%, Maturing June 2, 2021		275	277,557

			$20,618,359

Food Service — 4.7%
Aramark Corporation
Term Loan, 1.87%, Maturing July 26, 2016		88	$88,126
Term Loan, 1.87%, Maturing July 26, 2016		157	156,223
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(3)		49	48,785
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		1,105	1,110,760
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		374	372,426
Darling International, Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	474	651,022
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		1,179	1,185,493
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		1,315	1,304,676
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		1,213	1,217,144
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		342	342,766
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		304	304,374
P.F. Chang’s China Bistro Inc.
Term Loan, 4.25%, Maturing July 2, 2019		192	189,601
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		124	123,570

11	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019		2,376	$2,381,940
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		3,555	2,821,781
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		677	679,022

			$12,977,709

Food / Drug Retailers — 5.0%
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019		1,016	$1,022,172
Alliance Boots Holdings Limited
Term Loan, 3.98%, Maturing July 10, 2017	GBP	3,275	5,610,966
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019		3,785	3,763,093
New Albertson’s, Inc.
Term Loan, Maturing June 25, 2021(4)		525	527,406
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019		221	222,580
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020		1,139	1,139,115
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		225	230,287
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019		1,349	1,349,692

			$13,865,311

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 7.50%, Maturing December 21, 2018		248	$250,594

			$250,594

Health Care — 14.7%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021		350	$352,042
Term Loan, Maturing April 16, 2021(4)		200	201,167
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		1,679	1,686,156
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		619	619,448
Amneal Pharmaceuticals LLC
Term Loan, 5.75%, Maturing November 1, 2019		273	274,928
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		1,445	1,454,072

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
ATI Holdings, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		222	$224,211
Biomet Inc.
Term Loan, 3.66%, Maturing July 25, 2017		3,334	3,343,327
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020		16	15,778
CHG Buyer Corporation
Term Loan, 4.25%, Maturing November 19, 2019		394	395,968
Community Health Systems, Inc.
Term Loan, 3.48%, Maturing January 25, 2017		864	866,803
Term Loan, 4.25%, Maturing January 27, 2021		3,521	3,547,057
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021		1,575	1,584,422
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017		1,354	1,361,018
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		1,562	1,566,186
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		48	48,262
Term Loan, 4.25%, Maturing August 31, 2020		159	159,211
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019		697	697,806
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021		2,344	2,344,273
HCA, Inc.
Term Loan, 2.90%, Maturing March 31, 2017		638	640,306
Hologic Inc.
Term Loan, 3.25%, Maturing August 1, 2019		757	757,860
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		823	826,834
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016		1,243	1,251,001
Term Loan, 7.75%, Maturing May 15, 2018		307	307,383
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021		425	422,344
Term Loan, 4.50%, Maturing March 11, 2021	EUR	100	137,443
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021		725	727,266
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018		2,467	2,473,594
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		444	425,438
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021		748	748,852

12	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	181	$180,650
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	1,050	1,060,928
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021	274	276,141
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	1,359	1,364,116
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	821	823,645
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing May 7, 2021	1,550	1,562,482
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	960	964,076
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	620	617,599
Radnet Management, Inc.
Term Loan, 4.27%, Maturing October 10, 2018	903	907,109
Regionalcare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	225	225,562
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	217	217,755
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	341	344,388
Select Medical Corporation
Term Loan, 2.99%, Maturing December 20, 2016	100	99,810
Term Loan, 3.75%, Maturing June 1, 2018	575	574,641
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	319	319,845
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020	173	171,301
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	705	707,859
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	835	828,382
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	174	174,627

		$40,881,372

Home Furnishings — 0.6%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021	125	$124,428
Serta/Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	824	827,312

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Home Furnishings (continued)
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020		766	$764,838

			$1,716,578

Industrial Equipment — 3.8%
Alliance Laundry Systems LLC
Term Loan, 4.26%, Maturing December 10, 2018		157	$158,089
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		370	366,764
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		550	552,974
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021		300	306,000
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		918	918,792
Term Loan, 4.75%, Maturing July 30, 2020	EUR	199	274,142
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020		835	831,049
Grede Holdings, LLC
Term Loan, 6.00%, Maturing June 2, 2021		425	427,037
Husky Injection Molding Systems Ltd.
Term Loan, Maturing June 29, 2018(4)		1,375	1,382,169
Term Loan - Second Lien, Maturing June 30, 2022(4)		325	323,375
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020		222	222,396
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		361	366,271
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020		2,258	2,259,349
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing May 1, 2021		700	698,542
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019		517	520,155
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 19, 2021		150	150,513
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		419	419,679
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021		224	226,401

			$10,403,697

13	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance — 4.5%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019	974	$977,422
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	2,416	2,427,515
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021	423	424,914
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019	4,261	4,291,763
Term Loan, 4.25%, Maturing July 8, 2020	470	470,880
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	500	519,688
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	248	242,034
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	468	466,647
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	1,390	1,394,584
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	1,209	1,211,831

		$12,427,278

Leisure Goods / Activities / Movies — 6.0%
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	486	$488,486
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	1,603	1,606,005
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020	443	443,666
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	1,723	1,719,275
Dave & Buster’s, Inc.
Term Loan, 4.25%, Maturing June 1, 2016	478	480,158
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	1,002	1,008,772
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	500	504,776
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	1,142	1,147,578
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	223	223,891
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	475	474,258
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	1,276	1,278,085

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Nord Anglia Education Limited
Term Loan, 4.50%, Maturing March 19, 2021		425	$426,461
Sabre, Inc.
Term Loan, 4.25%, Maturing February 19, 2019		591	593,278
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020		1,393	1,375,735
Six Flags Theme Parks, Inc.
Term Loan, 3.50%, Maturing December 20, 2018		717	719,395
SONIFI Solutions, Inc.
Term Loan, 6.75%, Maturing March 31, 2018		423	179,948
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020		914	906,013
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020		622	580,676
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020		223	222,680
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		500	512,500
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		273	269,116
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020		1,428	1,433,610

			$16,594,362

Lodging and Casinos — 4.7%
Affinity Gaming, LLC
Term Loan, 4.25%, Maturing November 9, 2017		206	$206,102
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		242	242,786
Caesars Entertainment Operating Company
Term Loan, 5.53%, Maturing January 26, 2018		631	590,467
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020		386	389,940
Four Seasons Holdings Inc.
Term Loan - Second Lien, 6.25%, Maturing December 28, 2020		1,300	1,324,375
Gala Group Ltd.
Term Loan, 5.49%, Maturing May 28, 2018	GBP	825	1,424,098
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		67	68,674
Term Loan, 5.50%, Maturing November 21, 2019		157	160,238
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		2,812	2,809,826
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021		553	554,910

14	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Las Vegas Sands LLC
Term Loan, 3.25%, Maturing December 19, 2020	945	$945,797
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	1,281	1,278,419
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	426	427,391
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019	248	248,745
RHP Hotel Properties, LP
Term Loan, 3.75%, Maturing January 15, 2021	325	326,964
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	1,816	1,800,269
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020	174	174,339

		$12,973,340

Nonferrous Metals / Minerals — 2.6%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	395	$382,574
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	1,446	1,422,344
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	993	1,003,511
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	673	682,571
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	513	495,226
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	1,643	1,647,260
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	214	214,373
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	375	384,844
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 11.40%, Maturing April 9, 2019	250	246,875
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	821	795,682

		$7,275,260

Oil and Gas — 5.8%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	594	$598,789

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	851	$855,819
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	63	63,564
Term Loan, 9.00%, Maturing June 23, 2017	1,069	1,087,889
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	951	967,680
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	521	523,697
Floatel International, Ltd.
Term Loan, Maturing May 2, 2020(4)	525	529,594
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	3,710	3,720,731
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	596	603,383
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	200	200,584
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	925	926,900
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	1,818	1,808,405
Seventy Seven Operating LLC
Term Loan, 3.75%, Maturing June 25, 2021	250	251,484
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	17	17,369
Term Loan, 4.25%, Maturing December 16, 2020	46	46,574
Term Loan, 4.25%, Maturing December 16, 2020	334	334,803
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing September 25, 2019	81	81,754
Term Loan, 4.25%, Maturing September 25, 2019	133	133,846
Term Loan, 4.25%, Maturing October 1, 2019	1,007	1,010,094
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	751	755,591
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	1,557	1,564,954

		$16,083,504

Publishing — 4.8%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	370	$373,090
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019	526	528,403
Ascend Learning, Inc.
Term Loan, 6.00%, Maturing July 31, 2019	622	630,685

15	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Flint Group SA
Term Loan, 5.58%, Maturing December 31, 2016		545	$544,836
Term Loan, 5.58%, Maturing December 31, 2016		557	557,156
Term Loan, 5.65%, Maturing December 31, 2016	EUR	50	68,785
Term Loan, 5.65%, Maturing December 31, 2016	EUR	238	325,819
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		2,911	2,815,794
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021		775	782,629
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018		3,992	3,909,346
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019		359	365,541
Media General Inc.
Term Loan, 4.25%, Maturing July 31, 2020		510	513,252
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018		327	333,473
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020		175	174,999
Nelson Education Ltd.
Term Loan, 4.75%, Maturing July 3, 2014		216	179,061
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 1, 2019		298	300,976
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		520	524,947
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.00%, Maturing August 14, 2020		546	548,007

			$13,476,799

Radio and Television — 2.4%
Clear Channel Communications, Inc.
Term Loan, 3.80%, Maturing January 29, 2016		10	$9,803
Term Loan, 6.90%, Maturing January 30, 2019		566	564,934
Term Loan, 7.65%, Maturing July 30, 2019		182	182,896
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020		2,142	2,152,010
Entercom Radio, LLC
Term Loan, 4.03%, Maturing November 23, 2018		199	200,364
Gray Television, Inc.
Term Loan, Maturing June 10, 2021(4)		150	150,969
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018		293	293,423
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		324	324,883

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		368	$368,422
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		437	437,728
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		272	269,134
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020		1,631	1,631,594

			$6,586,160

Retailers (Except Food and Drug) — 8.1%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		491	$494,849
B&M Retail, Ltd.
Term Loan, 3.81%, Maturing May 21, 2019	GBP	175	299,121
Term Loan, 4.31%, Maturing April 28, 2020	GBP	150	256,710
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019		1,166	1,169,792
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020		2,716	2,690,032
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		311	301,302
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		344	344,211
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		546	550,924
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020		1,781	1,803,867
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		1,425	1,408,412
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,355	1,349,670
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		700	703,409
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		1,262	1,261,799
Term Loan, Maturing January 28, 2020(4)		500	500,729
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 26, 2020		2,114	2,113,067
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019		690	686,457
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		222	222,802

16	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		1,578	$1,584,159
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		424	417,049
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		250	251,250
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		883	885,540
Term Loan, 4.25%, Maturing August 7, 2019		295	295,732
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		1,291	1,294,823
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		398	384,899
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016		640	638,028
Vivarte SA
Term Loan, 0.00%, Maturing March 30, 2018(2)	EUR	500	276,770
Term Loan - Second Lien, 0.00%, Maturing September 8, 2016(2)	EUR	13	449
Term Loan - Second Lien, 0.00%, Maturing September 8, 2016(2)	EUR	88	3,145
Term Loan - Second Lien, 0.00%, Maturing September 8, 2016(2)	EUR	900	32,350
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		293	281,911

			$22,503,258

Steel — 2.0%
Essar Steel Algoma, Inc.
Term Loan, 9.25%, Maturing September 20, 2014		516	$518,392
FMG Resources (August 2006) Pty Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		2,948	2,953,865
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017		148	148,058
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		339	341,178
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		202	202,382
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018		746	738,166
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017		688	689,509

			$5,591,550

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 12, 2018	911	$912,051
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	750	752,110
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021	574	575,534

		$2,239,695

Telecommunications — 4.7%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	346	$345,360
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	198	197,130
Crown Castle Operating Company
Term Loan, 3.00%, Maturing January 31, 2021	1,496	1,497,100
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	3,700	3,710,985
IPC Systems, Inc.
Term Loan, 6.00%, Maturing October 29, 2020	525	527,953
Mitel US Holdings, Inc.
Term Loan, 5.25%, Maturing January 31, 2020	139	140,452
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021	900	896,718
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	606	606,803
Term Loan, 4.00%, Maturing April 23, 2019	912	912,975
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	3,381	3,380,901
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	962	961,254

		$13,177,631

Utilities — 2.9%
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020	520	$511,397
Term Loan, 3.25%, Maturing January 31, 2022	198	196,320
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	461	463,054
Term Loan, 4.00%, Maturing April 1, 2018	2,346	2,357,592
Term Loan, 4.00%, Maturing October 9, 2019	418	419,331
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	472	474,262
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	276	276,735

17	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	175	$176,750
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 19, 2016	850	856,694
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	297	298,486
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	302	303,289
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	7	6,908
Term Loan, 4.25%, Maturing May 6, 2020	132	130,350
Raven Power Finance, LLC
Term Loan, 6.50%, Maturing December 19, 2020	641	643,250
Texas Competitive Electric Holdings Company, LLC
Term Loan, 0.00%, Maturing May 5, 2016(5)	163	164,081
Term Loan, 3.75%, Maturing May 5, 2016	212	212,890
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	199	199,746
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	400	402,833

		$8,093,968

Total Senior Floating-Rate Interests (identified cost $406,534,000)		$405,239,401

Corporate Bonds & Notes — 11.1%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
Alliant Techsystems, Inc.
5.25%, 10/1/21(6)	20	$20,750
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(6)	30	31,125
GenCorp, Inc.
7.125%, 3/15/21	20	21,950
TransDigm, Inc.
7.50%, 7/15/21	10	11,125
6.00%, 7/15/22(6)	30	30,862
6.50%, 7/15/24(6)	25	26,063

		$141,875

Security	Principal Amount* (000’s omitted)	Value

Automotive — 0.0%(7)
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	10	$10,550
General Motors Financial Co., Inc.
4.75%, 8/15/17	40	42,650
3.25%, 5/15/18	5	5,075
4.25%, 5/15/23	5	5,006
Navistar International Corp.
8.25%, 11/1/21	50	52,375

		$115,656

Beverage and Tobacco — 0.0%(7)
Constellation Brands, Inc.
6.00%, 5/1/22	35	$39,462
4.25%, 5/1/23	40	40,150
Cott Beverages, Inc.
5.375%, 7/1/22(6)	30	30,113

		$109,725

Brokers, Dealers and Investment Houses — 0.0%(7)
Alliance Data Systems Corp.
6.375%, 4/1/20(6)	30	$32,100
E*TRADE Financial Corp.
6.375%, 11/15/19	25	27,187
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(6)	15	15,563

		$74,850

Building and Development — 0.1%
Brookfield Residential Properties, Inc.
6.50%, 12/15/20(6)	25	$26,563
Builders FirstSource, Inc.
7.625%, 6/1/21(6)	10	10,725
HD Supply, Inc.
8.125%, 4/15/19	20	22,100
7.50%, 7/15/20	30	32,925
Interline Brands, Inc.
10.00%, 11/15/18(8)	65	69,875
Nortek, Inc.
10.00%, 12/1/18	45	48,712
8.50%, 4/15/21	25	27,750
USG Corp.
5.875%, 11/1/21(6)	20	21,225

		$259,875

18	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 0.1%
ADT Corp. (The)
6.25%, 10/15/21	30	$31,875
Ceridian, LLC/Comdata, Inc.
8.125%, 11/15/17(6)	20	20,250
FTI Consulting, Inc.
6.00%, 11/15/22	20	20,675
IMS Health, Inc.
6.00%, 11/1/20(6)	40	42,100
Iron Mountain, Inc.
6.00%, 8/15/23	40	43,450
Modular Space Corp.
10.25%, 1/31/19(6)	5	5,275
ServiceMaster Co. (The)
8.00%, 2/15/20	33	35,722
7.00%, 8/15/20	10	10,688
TransUnion Holding Co., Inc.
8.125%, 6/15/18	55	57,695
United Rentals North America, Inc.
8.375%, 9/15/20	10	11,025
7.625%, 4/15/22	10	11,275
6.125%, 6/15/23	15	16,163

		$306,193

Cable and Satellite Television — 0.2%
AMC Networks, Inc.
7.75%, 7/15/21	20	$22,475
4.75%, 12/15/22	15	15,075
CCO Holdings, LLC/CCO Holdings Capital Corp.
7.25%, 10/30/17	25	26,438
5.25%, 9/30/22	80	81,600
5.75%, 1/15/24	30	30,750
CSC Holdings, LLC
5.25%, 6/1/24(6)	15	14,794
DISH DBS Corp.
6.75%, 6/1/21	85	97,112
5.875%, 7/15/22	30	32,625
IAC/InterActiveCorp
4.875%, 11/30/18	20	20,950
Numericable Group SA
4.875%, 5/15/19(6)	200	205,500

		$547,319

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 1.6%
Chemtura Corp.
5.75%, 7/15/21		10	$10,425
Hexion US Finance Corp.
6.625%, 4/15/20		1,475	1,570,875
Ineos Finance PLC
7.25%, 2/15/19(6)(9)	EUR	500	718,369
8.375%, 2/15/19(6)		500	548,125
7.50%, 5/1/20(6)		400	437,000
Milacron, LLC/Mcron Finance Corp.
7.75%, 2/15/21(6)		10	11,000
Rockwood Specialties Group, Inc.
4.625%, 10/15/20		65	67,763
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19		900	972,000
Tronox Finance, LLC
6.375%, 8/15/20		60	62,250

			$4,397,807

Clothing / Textiles — 0.0%(7)
Levi Strauss & Co.
6.875%, 5/1/22		30	$33,225
Quiksilver, Inc./QS Wholesale, Inc.
10.00%, 8/1/20		5	5,050

			$38,275

Conglomerates — 0.1%
Belden, Inc.
5.50%, 9/1/22(6)		10	$10,400
Harbinger Group, Inc.
7.875%, 7/15/19		30	32,962
Spectrum Brands, Inc.
6.375%, 11/15/20		25	27,063
6.625%, 11/15/22		40	43,500
TMS International Corp.
7.625%, 10/15/21(6)		30	32,250

			$146,175

Containers and Glass Products — 0.8%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.
5.625%, 12/15/16(6)		10	$10,275
6.00%, 6/15/17(6)		10	10,275
BOE Merger Corp.
9.50%, 11/1/17(6)(8)		45	47,531

19	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	1,975	$2,093,500
Sealed Air Corp.
8.375%, 9/15/21(6)	5	5,750

		$2,167,331

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(8)	95	$98,206
Party City Holdings, Inc.
8.875%, 8/1/20	65	72,313

		$170,519

Diversified Financial Services — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 3/15/17	20	$20,275
6.00%, 8/1/20	15	16,162
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(10)	35	37,844
Navient Corp.
5.50%, 1/15/19	65	69,225
6.125%, 3/25/24	20	20,325

		$163,831

Drugs — 0.1%
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(6)	120	$127,950
7.50%, 7/15/21(6)	25	27,781

		$155,731

Ecological Services and Equipment — 0.0%(7)
ADS Waste Holdings, Inc.
8.25%, 10/1/20	25	$27,063
Clean Harbors, Inc.
5.25%, 8/1/20	25	25,906
5.125%, 6/1/21	30	30,806
Covanta Holding Corp.
5.875%, 3/1/24	20	20,775

		$104,550

Electronics / Electrical — 0.1%
Alcatel-Lucent USA, Inc.
4.625%, 7/1/17(6)	10	$10,375

Security	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
BMC Software Finance, Inc.
8.125%, 7/15/21(6)	35	$36,181
CommScope Holding Co., Inc.
6.625%, 6/1/20(6)(8)	25	26,813
Freescale Semiconductor, Inc.
6.00%, 1/15/22(6)	20	21,350
Infor US, Inc.
9.375%, 4/1/19	35	39,112
NCR Corp.
5.875%, 12/15/21(6)	5	5,300
5.00%, 7/15/22	30	30,525
6.375%, 12/15/23(6)	10	10,900
Nuance Communications, Inc.
5.375%, 8/15/20(6)	60	62,400

		$242,956

Equipment Leasing — 0.5%
International Lease Finance Corp.
8.625%, 9/15/15	1,000	$1,085,000
6.75%, 9/1/16(6)	175	194,469
7.125%, 9/1/18(6)	175	203,437

		$1,482,906

Financial Intermediaries — 0.4%
CIT Group, Inc.
5.50%, 2/15/19(6)	25	$27,172
5.375%, 5/15/20	5	5,386
5.00%, 8/15/22	10	10,387
First Data Corp.
7.375%, 6/15/19(6)	500	538,125
6.75%, 11/1/20(6)	406	440,510
11.25%, 1/15/21	16	18,720
10.625%, 6/15/21	16	18,720
11.75%, 8/15/21	20	23,800
Lender Processing Services, Inc.
5.75%, 4/15/23	40	43,100

		$1,125,920

Food Products — 0.0%(7)
Post Holdings, Inc.
6.75%, 12/1/21(6)	15	$15,956
7.375%, 2/15/22(6)	5	5,425
6.00%, 12/15/22(6)	20	20,500

		$41,881

20	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food Service — 0.0%(7)
Darling Ingredients, Inc.
5.375%, 1/15/22(6)	15	$15,619
Pinnacle Operating Corp.
9.00%, 11/15/20(6)	15	16,312

		$31,931

Food / Drug Retailers — 0.0%(7)
Pantry, Inc. (The)
8.375%, 8/1/20	40	$43,400

		$43,400

Health Care — 1.1%
Alere, Inc.
8.625%, 10/1/18	20	$21,150
6.50%, 6/15/20	15	15,825
Amsurg Corp.
5.625%, 11/30/20	30	30,450
Biomet, Inc.
6.50%, 8/1/20	80	86,600
Capsugel SA
7.00%, 5/15/19(6)(8)	10	10,319
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	1,115	1,172,144
7.125%, 7/15/20	65	70,687
6.875%, 2/1/22(6)	45	47,925
DaVita, Inc.
5.75%, 8/15/22	70	75,075
HCA Holdings, Inc.
6.25%, 2/15/21	40	43,050
HCA, Inc.
6.50%, 2/15/20	10	11,275
Hologic, Inc.
6.25%, 8/1/20	130	137,800
INC Research, LLC
11.50%, 7/15/19(6)	40	45,600
inVentiv Health, Inc.
9.00%, 1/15/18(6)	625	675,000
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	25	28,313
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(6)	100	105,000
Opal Acquisition, Inc.
8.875%, 12/15/21(6)	25	26,406
Salix Pharmaceuticals, Ltd.
6.00%, 1/15/21(6)	20	21,500

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Teleflex, Inc.
5.25%, 6/15/24(6)	10	$10,125
Tenet Healthcare Corp.
5.00%, 3/1/19(6)	10	10,163
6.00%, 10/1/20	20	21,750
4.375%, 10/1/21	300	299,625
8.125%, 4/1/22	45	52,200
United Surgical Partners International, Inc.
9.00%, 4/1/20	35	38,806
VWR Funding, Inc.
7.25%, 9/15/17	50	53,062
WellCare Health Plans, Inc.
5.75%, 11/15/20	35	37,450

		$3,147,300

Home Furnishings — 0.0%(7)
Tempur Sealy International, Inc.
6.875%, 12/15/20	15	$16,500

		$16,500

Homebuilders / Real Estate — 0.0%(7)
Weyerhaeuser Real Estate Co.
4.375%, 6/15/19(6)	20	$20,125
5.875%, 6/15/24(6)	20	20,650

		$40,775

Industrial Equipment — 0.0%(7)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(6)	10	$10,700
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(11)	39	30,258
Manitowoc Co., Inc. (The)
5.875%, 10/15/22	20	21,900
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(6)(8)	5	5,337

		$68,195

Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(6)	25	$26,500
CNO Financial Group, Inc.
6.375%, 10/1/20(6)	525	569,625

21	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Insurance (continued)
Towergate Finance PLC
6.027%, 2/15/18(6)(9)	GBP	325	$544,386
USI, Inc.
7.75%, 1/15/21(6)		50	51,375

			$1,191,886

Leisure Goods / Activities / Movies — 0.2%
Activision Blizzard, Inc.
6.125%, 9/15/23(6)		15	$16,538
Bombardier, Inc.
4.25%, 1/15/16(6)		20	20,750
4.75%, 4/15/19(6)		15	15,281
MISA Investments, Ltd.
8.625%, 8/15/18(6)(8)		30	30,787
National CineMedia, LLC
6.00%, 4/15/22		380	398,050
NCL Corp., Ltd.
5.00%, 2/15/18		10	10,375
Regal Entertainment Group
5.75%, 3/15/22		15	15,600
Royal Caribbean Cruises
7.25%, 6/15/16		10	11,075
7.25%, 3/15/18		20	23,150
Seven Seas Cruises, S. de R.L.
9.125%, 5/15/19		35	38,369
Viking Cruises, Ltd.
8.50%, 10/15/22(6)		35	38,850
WMG Acquisition Corp.
5.625%, 4/15/22(6)		30	30,263

			$649,088

Lodging and Casinos — 0.8%
Buffalo Thunder Development Authority
9.375%, 12/15/14(2)(6)		265	$108,650
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		1,075	913,750
9.00%, 2/15/20		840	704,493
GLP Capital, LP/GLP Financing II, Inc.
4.875%, 11/1/20(6)		50	51,625
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21(6)		45	47,897
Inn of the Mountain Gods Resort & Casino
9.25%, 11/30/20(6)		29	29,017

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
MGM Resorts International
6.625%, 12/15/21	50	$55,687
7.75%, 3/15/22	15	17,625
Penn National Gaming, Inc.
5.875%, 11/1/21(6)	20	18,950
Station Casinos, LLC
7.50%, 3/1/21	35	38,413
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp.
6.375%, 6/1/21(6)	10	9,850
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(6)	165	99,825
Waterford Gaming, LLC
8.625%, 9/15/14(3)(6)	68	20,885

		$2,116,667

Mining, Steel, Iron and Nonprecious Metals — 0.1%
ArcelorMittal
6.75%, 2/25/22	10	$11,250
Eldorado Gold Corp.
6.125%, 12/15/20(6)	55	55,825
IAMGOLD Corp.
6.75%, 10/1/20(6)	55	51,150
Imperial Metals Corp.
7.00%, 3/15/19(6)	10	10,300
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.
6.375%, 5/1/22(6)	15	15,225

		$143,750

Nonferrous Metals / Minerals — 0.1%
Alpha Natural Resources, Inc.
7.50%, 8/1/20(6)	5	$4,850
CONSOL Energy, Inc.
5.875%, 4/15/22(6)	40	42,000
Kissner Milling Co., Ltd.
7.25%, 6/1/19(6)	40	41,300
New Gold, Inc.
7.00%, 4/15/20(6)	20	21,450
6.25%, 11/15/22(6)	35	36,575
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20(6)	15	16,088

		$162,263

22	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas — 0.6%
Antero Resources Finance Corp.
6.00%, 12/1/20	5	$5,388
5.375%, 11/1/21	35	36,444
Athlon Holdings, LP/Athlon Finance Corp.
6.00%, 5/1/22(6)	15	15,562
Atlas Pipeline Partners, LP/Atlas Pipeline Finance Corp.
4.75%, 11/15/21	5	4,925
Berry Petroleum Co.
6.375%, 9/15/22	5	5,350
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	25	26,875
Bristow Group, Inc.
6.25%, 10/15/22	45	48,544
Chesapeake Energy Corp.
7.25%, 12/15/18	40	47,400
3.479%, 4/15/19(9)	25	25,297
6.125%, 2/15/21	65	73,125
Concho Resources, Inc.
5.50%, 4/1/23	105	113,400
CrownRock, LP/CrownRock Finance, Inc.
7.125%, 4/15/21(6)	30	31,800
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	70	74,200
Denbury Resources, Inc.
5.50%, 5/1/22	10	10,238
Endeavor Energy Resources LP/EER Finance, Inc.
7.00%, 8/15/21(6)	30	32,175
Energy Transfer Equity, LP
5.875%, 1/15/24(6)	15	15,750
EP Energy, LLC/EP Energy Finance, Inc.
9.375%, 5/1/20	70	80,500
EP Energy, LLC/Everest Acquisition Finance, Inc.
6.875%, 5/1/19	100	106,875
7.75%, 9/1/22	20	22,650
EPL Oil & Gas, Inc.
8.25%, 2/15/18	25	26,875
Halcon Resources Corp.
9.75%, 7/15/20	10	10,963
Kinder Morgan, Inc.
5.00%, 2/15/21(6)	40	41,700
Kodiak Oil & Gas Corp.
5.50%, 1/15/21	5	5,238
Laredo Petroleum, Inc.
7.375%, 5/1/22	35	39,287

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
MEG Energy Corp.
6.375%, 1/30/23(6)	50	$53,375
Memorial Resource Development Corp.
5.875%, 7/1/22(6)(12)	10	10,125
Murphy Oil USA, Inc.
6.00%, 8/15/23	60	63,450
Newfield Exploration Co.
5.625%, 7/1/24	65	71,662
Oasis Petroleum, Inc.
6.875%, 3/15/22(6)	35	38,325
6.875%, 1/15/23	75	82,125
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 2/15/22(6)	15	16,087
Plains Exploration & Production Co.
6.875%, 2/15/23	62	72,850
Rice Energy, Inc.
6.25%, 5/1/22(6)	35	35,919
Rosetta Resources, Inc.
5.625%, 5/1/21	25	25,844
5.875%, 6/1/22	30	31,387
Sabine Pass Liquefaction, LLC
5.75%, 5/15/24(6)	100	104,375
Sabine Pass LNG, LP
6.50%, 11/1/20	55	59,812
Samson Investment Co.
10.75%, 2/15/20(6)	25	26,469
SandRidge Energy, Inc.
7.50%, 3/15/21	15	16,331
Seven Generations Energy, Ltd.
8.25%, 5/15/20(6)	55	60,775
Seventy Seven Energy, Inc.
6.50%, 7/15/22(6)	5	5,131
SM Energy Co.
6.50%, 1/1/23	40	43,500
Tesoro Corp.
5.375%, 10/1/22	50	52,625
Ultra Petroleum Corp.
5.75%, 12/15/18(6)	5	5,263

		$1,775,991

Publishing — 0.2%
Laureate Education, Inc.
9.25%, 9/1/19(6)	315	$326,025

23	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Publishing (continued)
McGraw-Hill Global Education Holdings, LLC/ McGraw-Hill Global Education Finance
9.75%, 4/1/21	55	$63,456
RR Donnelley & Sons Co.
6.00%, 4/1/24	5	5,063

		$394,544

Radio and Television — 0.4%
Clear Channel Communications, Inc.
9.00%, 12/15/19	451	$482,570
11.25%, 3/1/21	25	28,437
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	25	26,813
Series B, 6.50%, 11/15/22	50	54,125
Crown Media Holdings, Inc.
10.50%, 7/15/19	45	50,906
Sirius XM Radio, Inc.
5.875%, 10/1/20(6)	10	10,600
6.00%, 7/15/24(6)	40	41,700
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	35	36,619
Univision Communications, Inc.
6.75%, 9/15/22(6)	384	426,720

		$1,158,490

Retailers (Except Food and Drug) — 0.3%
Burlington Holdings, LLC/Burlington Holding Finance, Inc.
9.00%, 2/15/18(6)(8)	8	$8,220
Claire’s Stores, Inc.
9.00%, 3/15/19(6)	60	62,925
Hillman Group, Inc. (The)
6.375%, 7/15/22(6)	30	30,150
Hot Topic, Inc.
9.25%, 6/15/21(6)	60	66,900
Men’s Wearhouse, Inc. (The)
7.00%, 7/1/22(6)	40	41,600
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc.
7.50%, 8/1/18(6)(8)	95	97,494
Michaels Stores, Inc.
7.75%, 11/1/18	25	26,500
5.875%, 12/15/20(6)	30	30,690
Neiman Marcus Group, Ltd.
8.00%, 10/15/21(6)	20	21,650
8.75%, 10/15/21(6)(8)	35	38,325

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(6)(8)	50	$51,187
Petco Holdings, Inc.
8.50%, 10/15/17(6)(8)	110	113,025
Radio Systems Corp.
8.375%, 11/1/19(6)	30	33,188
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	70	74,900

		$696,754

Software and Services — 0.0%(7)
Audatex North America, Inc.
6.00%, 6/15/21(6)	20	$21,450
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(6)(8)	40	41,100
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(6)	30	28,050

		$90,600

Steel — 0.0%(7)
AK Steel Corp.
8.75%, 12/1/18	15	$16,856

		$16,856

Surface Transport — 0.0%(7)
Florida East Coast Holdings Corp.
6.75%, 5/1/19(6)	10	$10,587
Hertz Corp. (The)
6.25%, 10/15/22	25	26,594
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(6)	15	15,375

		$52,556

Telecommunications — 1.3%
Avaya, Inc.
9.00%, 4/1/19(6)	20	$20,875
CenturyLink, Inc.
6.75%, 12/1/23	35	38,412
Frontier Communications Corp.
7.625%, 4/15/24	10	10,813
Intelsat Jackson Holdings SA
7.25%, 10/15/20	55	59,400

24	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Intelsat Luxembourg SA
7.75%, 6/1/21		65	$69,062
8.125%, 6/1/23		55	59,675
NII International Telecom SCA
7.875%, 8/15/19(6)		30	26,175
SBA Communications Corp.
5.625%, 10/1/19		30	31,913
SBA Telecommunications, Inc.
5.75%, 7/15/20		50	53,312
Sprint Communications, Inc.
7.00%, 8/15/20		345	383,381
Sprint Corp.
7.25%, 9/15/21(6)		25	27,656
7.875%, 9/15/23(6)		105	117,075
T-Mobile USA, Inc.
6.25%, 4/1/21		15	15,994
6.633%, 4/28/21		20	21,725
6.731%, 4/28/22		15	16,238
6.625%, 4/1/23		25	27,250
6.836%, 4/28/23		5	5,463
Virgin Media Secured Finance PLC
5.375%, 4/15/21(6)		475	501,125
6.00%, 4/15/21(6)	GBP	475	859,658
5.50%, 1/15/25(6)		275	285,312
Wind Acquisition Finance SA
5.595%, 4/30/19(6)(9)	EUR	250	347,323
6.50%, 4/30/20(6)		225	244,687
4.203%, 7/15/20(6)(9)	EUR	225	306,101
Windstream Corp.
7.75%, 10/1/21		40	43,900
6.375%, 8/1/23		15	15,263

			$3,587,788

Utilities — 1.3%
AES Corp.
5.50%, 3/15/24		15	$15,412
Calpine Corp.
7.50%, 2/15/21(6)		1,899	2,062,789
7.875%, 1/15/23(6)		1,359	1,522,080

			$3,600,281

Total Corporate Bonds & Notes (identified cost $29,417,241)			$30,778,990

Asset-Backed Securities — 3.1%

Security	Principal Amount (000’s omitted)	Value

Apidos CDO XVII, Series 2014-17A, Class B, 3.06%, 4/17/26(6)(9)	$200	$195,545
Apidos CDO XVII, Series 2014-17A, Class C, 3.51%, 4/17/26(6)(9)	500	470,967
Apidos CDO XVII, Series 2014-17A, Class D, 4.96%, 4/17/26(6)(9)	500	454,569
Babson Ltd., Series 2005-1A, Class C1, 2.177%, 4/15/19(6)(9)	376	373,697
Babson Ltd., Series 2013-IA, Class C, 2.928%, 4/20/25(6)(9)	225	221,335
Babson Ltd., Series 2013-IA, Class D, 3.728%, 4/20/25(6)(9)	175	170,550
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 4.976%, 7/17/19(6)(9)	500	485,574
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.878%, 4/21/25(6)(9)	1,325	1,280,475
Dryden Senior XXII Loan Fund, Series 2013-28A, Class A3L, 2.924%, 8/15/25(6)(9)	750	735,041
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B1L, 3.424%, 8/15/25(6)(9)	320	301,670
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B2L, 4.124%, 8/15/25(6)(9)	215	185,574
Madison Park Funding Ltd., Series 2006-2A, Class D, 4.983%, 3/25/20(6)(9)	1,000	995,633
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.928%, 4/20/25(6)(9)	200	195,256
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.728%, 4/20/25(6)(9)	200	193,692
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 2.976%, 7/17/25(6)(9)	475	460,592
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.576%, 7/17/25(6)(9)	475	454,637
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.726%, 7/17/25(6)(9)	550	493,338
Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.479%, 4/25/21(6)(9)	1,000	974,931

Total Asset-Backed Securities (identified cost $8,802,513)		$8,643,076

Common Stocks — 0.9%

Security	Shares	Value

Automotive — 0.2%
Dayco Products, LLC(11)	10,159	$471,124

		$471,124

25	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

Security	Shares	Value

Building and Development — 0.0%(7)
Panolam Holdings Co.(3)(13)(14)	131	$119,206

		$119,206

Food Service — 0.0%(7)
Buffets Restaurants Holdings, Inc.(3)(11)(13)	22,185	$133,110

		$133,110

Home Furnishings — 0.0%(7)
Sanitec Europe Oy B Units(3)(11)	27,040	$64,650
Sanitec Europe Oy E Units(3)(11)(13)	7,686	18,377
Sanitec Europe Oy E Units(3)(11)(13)	25,787	0

		$83,027

Lodging and Casinos — 0.3%
Affinity Gaming, LLC(3)(11)(13)	23,498	$246,732
Tropicana Entertainment, Inc.(11)(13)	25,430	448,840

		$695,572

Nonferrous Metals / Minerals — 0.1%
Euramax International, Inc.(3)(11)(13)	468	$142,588

		$142,588

Publishing — 0.3%
ION Media Networks, Inc.(3)(11)	2,155	$654,904
MediaNews Group, Inc.(11)(13)	5,771	176,021

		$830,925

Total Common Stocks (identified cost $1,083,250)		$2,475,552

Miscellaneous — 0.0%(7)

Security	Shares	Value

Cable and Satellite Television — 0.0%(7)
Adelphia, Inc., Escrow Certificate(13)	270,000	$2,228

		$2,228

Oil and Gas — 0.0%(7)
SemGroup Corp., Escrow Certificate(13)	290,000	$5,800

		$5,800

Total Miscellaneous (identified cost $0)		$8,028

Short-Term Investments — 2.4%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(15)	$6,573	$6,572,855

Total Short-Term Investments (identified cost $6,572,855)		$6,572,855

Total Investments — 163.3% (identified cost $452,409,859)		$453,717,902

Less Unfunded Loan Commitments — (0.3)%		$(919,788)

Net Investments — 163.0% (identified cost $451,490,071)		$452,798,114

Other Assets, Less Liabilities — (23.4)%		$(64,751,787)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (39.6)%		$(110,001,348)

Net Assets Applicable to Common Shares — 100.0%		$278,044,979

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP	–	Debtor in Possession
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 13).

(4)	This Senior Loan will settle after June 30, 2014, at which time the interest rate will be determined.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

26	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Portfolio of Investments — continued

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At June 30, 2014, the aggregate value of these securities is $24,178,949 or 8.7% of the Trust’s net assets applicable to common shares.

(7)	Amount is less than 0.05%.

(8)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(9)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2014.

(10)	Security converts to floating rate after the indicated fixed-rate coupon period.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	When-issued security.

(13)	Non-income producing security.

(14)	Restricted security (see Note 8).

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2014.

27	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Statement of Assets and Liabilities

Assets	June 30, 2014
Unaffiliated investments, at value (identified cost, $444,917,216)	$446,225,259
Affiliated investment, at value (identified cost, $6,572,855)	6,572,855
Cash	6,265,449
Foreign currency, at value (identified cost, $1,971,179)	1,971,397
Interest receivable	1,681,619
Interest receivable from affiliated investment	642
Receivable for investments sold	742,588
Receivable for open forward foreign currency exchange contracts	7,409
Prepaid expenses	17,230
Total assets	$463,484,448

Liabilities
Notes payable	$65,000,000
Payable for investments purchased	9,518,093
Payable for when-issued securities	10,000
Payable for open forward foreign currency exchange contracts	269,286
Payable to affiliates:
Investment adviser fee	297,697
Administration fee	93,030
Trustees’ fees	4,913
Accrued expenses	245,102
Total liabilities	$75,438,121
Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,001,348
Net assets applicable to common shares	$278,044,979

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 37,866,607 shares issued and outstanding	$378,666
Additional paid-in capital	323,907,710
Accumulated net realized loss	(47,269,480)
Accumulated distributions in excess of net investment income	(11,034)
Net unrealized appreciation	1,039,117
Net assets applicable to common shares	$278,044,979

Net Asset Value Per Common Share
($278,044,979 ÷ 37,866,607 common shares issued and outstanding)	$7.34

28	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Statement of Operations

Investment Income	Year Ended June 30, 2014
Interest and other income	$21,417,205
Dividends	252,607
Interest allocated from affiliated investment	9,025
Expenses allocated from affiliated investment	(1,266)
Total investment income	$21,677,571

Expenses
Investment adviser fee	$3,671,710
Administration fee	1,135,577
Trustees’ fees and expenses	19,750
Custodian fee	231,672
Transfer and dividend disbursing agent fees	20,154
Legal and accounting services	112,148
Printing and postage	60,023
Interest expense and fees	759,422
Preferred shares service fee	162,527
Miscellaneous	119,005
Total expenses	$6,291,988
Deduct —
Reduction of custodian fee	$10
Total expense reductions	$10

Net expenses	$6,291,978

Net investment income	$15,385,593

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,806,028
Investment transactions allocated from affiliated investment	76
Foreign currency and forward foreign currency exchange contract transactions	(1,722,996)
Net realized gain	$83,108
Change in unrealized appreciation (depreciation) —
Investments	$1,302,349
Foreign currency and forward foreign currency exchange contracts	(248,307)
Net change in unrealized appreciation (depreciation)	$1,054,042

Net realized and unrealized gain	$1,137,150

Distributions to preferred shareholders
From net investment income	$(86,548)

Net increase in net assets from operations	$16,436,195

29	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2014		2013
From operations —
Net investment income		$15,385,593	$17,403,504
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions		83,108	4,003,316
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts		1,054,042	3,072,427
Distributions to preferred shareholders —
From net investment income		(86,548)	(127,105)
Net increase in net assets from operations		$16,436,195	$24,352,142
Distributions to common shareholders —
From net investment income		$(16,774,814)	$(17,660,884)
Total distributions to common shareholders		$(16,774,814)	$(17,660,884)
Capital share transactions —
Proceeds from shelf offering, net of offering costs (see Note 6)	$—		$8,228,437
Reinvestment of distributions to common shareholders		19,184	277,018
Net increase in net assets from capital share transactions		$19,184	$8,505,455

Net increase (decrease) in net assets		$(319,435)	$15,196,713

Net Assets Applicable to Common Shares
At beginning of year		$278,364,414	$263,167,701
At end of year		$278,044,979	$278,364,414

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of year		$(11,034)	$1,139,058

30	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2014
Net increase in net assets from operations	$16,436,195
Distributions to preferred shareholders	86,548
Net increase in net assets from operations excluding distributions to preferred shareholders	$16,522,743
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(161,368,656)
Investments sold and principal repayments	156,918,566
Decrease in short-term investments, net	2,882,119
Net amortization/accretion of premium (discount)	(308,891)
Decrease in restricted cash	530,000
Decrease in interest receivable	68,799
Decrease in interest receivable from affiliated investment	113
Decrease in receivable for open forward foreign currency exchange contracts	33,690
Decrease in tax reclaims receivable	841
Decrease in prepaid expenses	721
Increase in payable for open forward foreign currency exchange contracts	200,134
Decrease in payable to affiliate for investment adviser fee	(6,153)
Decrease in payable to affiliate for administration fee	(751)
Increase in payable to affiliate for Trustees’ fees	655
Decrease in accrued expenses	(1,869)
Increase in unfunded loan commitments	784,074
Net change in unrealized (appreciation) depreciation from investments	(1,302,349)
Net realized gain from investments	(1,806,028)
Return of capital distributions from investments	616,028
Net cash provided by operating activities	$13,763,786

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(16,755,630)
Cash distributions paid to preferred shareholders	(86,262)
Net cash used in financing activities	$(16,841,892)

Net decrease in cash*	$(3,078,106)

Cash at beginning of year(1)	$11,314,952

Cash at end of year(1)	$8,236,846

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$19,184
Cash paid for interest and fees on borrowings	$761,297

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of ($6,735).

(1)	Balance includes foreign currency, at value.

31	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year (Common shares)	$7.350	$7.160	$7.240	$6.710	$5.480

Income (Loss) From Operations
Net investment income(1)	$0.406	$0.468	$0.435	$0.420	$0.395
Net realized and unrealized gain (loss)	0.029	0.194	(0.071)	0.557	1.198
Distributions to preferred shareholders —
From net investment income(1)	(0.002)	(0.003)	(0.003)	(0.006)	(0.006)

Total income from operations	$0.433	$0.659	$0.361	$0.971	$1.587

Less Distributions to Common Shareholders
From net investment income	$(0.443)	$(0.476)	$(0.441)	$(0.441)	$(0.357)

Total distributions to common shareholders	$(0.443)	$(0.476)	$(0.441)	$(0.441)	$(0.357)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$0.007	$—	$—	$—

Net asset value — End of year (Common shares)	$7.340	$7.350	$7.160	$7.240	$6.710

Market value — End of year (Common shares)	$6.810	$7.520	$7.020	$7.200	$6.630

Total Investment Return on Net Asset Value(2)	6.34%	9.49%	5.58%	14.80%	29.77%

Total Investment Return on Market Value(2)	(3.57)%	14.26%	4.09%	15.55%	49.83%

32	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Net assets applicable to common shares, end of year (000’s omitted)	$278,045	$278,364	$263,168	$265,927	$245,741
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.98%	1.98%	2.01%	1.95%	2.05%
Interest and fee expense	0.27%	0.23%	0.23%	0.23%	0.25%
Total expenses	2.25%	2.21%	2.24%	2.18%	2.30%
Net investment income	5.51%	6.35%	6.17%	5.90%	6.08%
Portfolio Turnover	33%	52%	38%	53%	43%
Senior Securities:
Total notes payable outstanding (in 000’s)	$65,000	$65,000	$46,000	$36,000	$31,000
Asset coverage per $1,000 of notes payable(5)	$6,970	$6,975	$9,112	$11,442	$12,476
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(6)	$64,721	$64,766	$67,174	$70,536	$68,571
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 259%, 259%, 269%, 282% and 274% at June 30, 2014, 2013, 2012, 2011 and 2010, respectively.

(7)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended June 30,
	2014	2013	2012	2011	2010
Expenses excluding interest and fees	1.22%	1.25%	1.27%	1.26%	1.31%
Interest and fee expense	0.17%	0.15%	0.15%	0.15%	0.16%
Total expenses	1.39%	1.40%	1.42%	1.41%	1.47%
Net investment income	3.39%	4.03%	3.93%	3.82%	3.90%

33	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

34

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At June 30, 2014, the Trust, for federal income tax purposes, had a capital loss carryforward of $46,749,024 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on June 30, 2017 ($17,170,680), June 30, 2018 ($22,498,410) and June 30, 2019 ($7,079,934) and its character is short-term. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after June 30, 2014.

During the year ended June 30, 2014, a capital loss carryforward of $1,164,048 was utilized to offset net realized gains by the Trust.

Additionally, at June 30, 2014, the Fund had a net capital loss of $508,094 attributable to security transactions incurred after October 31, 2013 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending June 30, 2015.

As of June 30, 2014, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2014, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering

35

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of June 30, 2014 is as follows:

APS Issued and Outstanding

Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2014, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2014	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.09%	$41,885	0.08%	0.04–0.13
Series B	0.09	$44,663	0.08	0.05–0.19

36

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of June 30, 2014.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits are considered to be from ordinary income.

The tax character of distributions declared for the years ended June 30, 2014 and June 30, 2013 was as follows:

	Year Ended June 30,
	2014	2013

Distributions declared from:
Ordinary income	$16,861,362	$17,787,987

During the year ended June 30, 2014, accumulated net realized loss was decreased by $560,349, accumulated distributions in excess of net investment income was decreased by $325,677, and paid-in capital was decreased by $886,026 due to differences between book and tax accounting, primarily for foreign currency gain (loss), mixed straddles and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October capital losses	$(47,257,118)
Net unrealized appreciation	$1,015,721

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.80% (0.81% prior to May 1, 2014) of the Trust’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.01% every May 1 thereafter for the next twenty-nine years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended June 30, 2014, the Trust’s investment adviser fee totaled $3,671,710. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2014, the administration fee amounted to $1,135,577.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $149,163,490 and $154,809,245, respectively, respectively, for the year ended June 30, 2014.

6  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Trust pursuant to its dividend reinvestment plan for the years ended June 30, 2014 and June 30, 2013 were 2,589 and 37,672, respectively.

37

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the year ended June 30, 2014.

Pursuant to a registration statement filed with and declared effective on November 14, 2012 by the SEC, the Trust is authorized to issue up to an additional 3,677,150 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share.

During the year ended June 30, 2014, there were no shares sold by the Trust pursuant to its shelf offering. During the year ended June 30, 2013, the Trust sold 1,073,798 common shares and received proceeds (net of offering costs) of $8,228,437 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $244,867.

Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that there were no sales commissions retained by EVD during the year ended June 30, 2014.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$451,513,468

Gross unrealized appreciation	$6,150,539
Gross unrealized depreciation	(4,865,893)

Net unrealized appreciation	$1,284,646

8  Restricted Securities

At June 30, 2014, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	131	$71,985	$119,206

Total Restricted Securities			$71,985	$119,206

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

38

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at June 30, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

7/31/14	British Pound Sterling 323,750	United States Dollar 545,590	Goldman Sachs International	$ —	$(8,351)	$(8,351)
7/31/14	British Pound Sterling 1,429,763	United States Dollar 2,401,308	HSBC Bank USA	—	(45,035)	(45,035)
7/31/14	Euro 482,333	United States Dollar 667,940	Goldman Sachs International	7,409	—	7,409
7/31/14	Euro 225,000	United States Dollar 306,891	State Street Bank and Trust Co.	—	(1,235)	(1,235)
8/29/14	British Pound Sterling 3,534,345	United States Dollar 5,901,314	Goldman Sachs International	—	(144,590)	(144,590)
8/29/14	Canadian Dollar 297,381	United States Dollar 274,021	JPMorgan Chase Bank	—	(4,279)	(4,279)
8/29/14	Euro 625,000	United States Dollar 849,576	Citibank NA	—	(6,423)	(6,423)
8/29/14	Euro 382,826	United States Dollar 520,444	Goldman Sachs International	—	(3,874)	(3,874)
9/30/14	British Pound Sterling 726,843	United States Dollar 1,236,291	HSBC Bank USA	—	(6,699)	(6,699)
9/30/14	Euro 5,717,463	United States Dollar 7,782,754	HSBC Bank USA	—	(48,800)	(48,800)

				$7,409	$(269,286)	$(261,877)

At June 30, 2014, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $269,286. At June 30, 2014, there were no assets pledged by the Trust for such liability.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or

39

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$7,409	(1)	$(269,286	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Trust adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for assets and pledged by the Trust for liabilities as of June 30, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$7,409	$(7,409)	$—	$—	$—

	$7,409	$(7,409)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank NA	$(6,423)	$—	$—	$—	$(6,423)
Goldman Sachs International	(156,815)	7,409	—	—	(149,406)
HSBC Bank USA	(100,534)	—	—	—	(100,534)
JPMorgan Chase Bank	(4,279)	—	—	—	(4,279)
State Street Bank and Trust Co.	(1,235)	—	—	—	(1,235)

	$(269,286)	$7,409	$—	$—	$(261,877)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

40

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(1,570,550	)(1)	$(233,824	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended June 30, 2014, which is indicative of the volume of this derivative type, was approximately $24,296,000.

10  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $70 million ($65 million prior to March 19, 2014) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 17, 2015, the Trust also pays a program fee of 0.80% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended June 30, 2014 totaled $628,243 and are included in interest expense and fees on the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2014, the Trust had borrowings outstanding under the Agreement of $65,000,000 at an interest rate of 0.18%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at June 30, 2014. For the year ended June 30, 2014, the average borrowings under the Agreement and the average interest rate (excluding fees) were $65,000,000 and 0.20%, respectively.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

41

Eaton Vance

Senior Income Trust

June 30, 2014

Notes to Financial Statements — continued

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2014, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$404,017,646	$301,967	$404,319,613
Corporate Bonds & Notes	—	30,727,847	51,143	30,778,990
Asset-Backed Securities	—	8,643,076	—	8,643,076
Common Stocks	448,840	647,145	1,379,567	2,475,552
Miscellaneous	—	8,028	—	8,028
Short-Term Investments	—	6,572,855	—	6,572,855

Total Investments	$448,840	$450,616,597	$1,732,677	$452,798,114

Forward Foreign Currency Exchange Contracts	$—	$7,409	$—	$7,409

Total	$448,840	$450,624,006	$1,732,677	$452,805,523

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(269,286)	$—	$(269,286)

Total	$—	$(269,286)	$—	$(269,286)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2014 is not presented.

At June 30, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

42

Eaton Vance

Senior Income Trust

June 30, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”) including the portfolio of investments, as of June 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2014, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 18, 2014

43

Eaton Vance

Senior Income Trust

June 30, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended June 30, 2014, the Trust designates approximately $142,585, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2014 ordinary income dividends, 0.34% qualifies for the corporate dividends received deduction.

44

Eaton Vance

Senior Income Trust

June 30, 2014

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares

(Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer &

Trust Company LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the

Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

45

Eaton Vance

Senior Income Trust

June 30, 2014

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2014, Trust records indicate that there are 115 registered shareholders and approximately 12,406 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

46

Eaton Vance

Senior Income Trust

June 30, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

47

Eaton Vance

Senior Income Trust

June 30, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Senior Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

48

Eaton Vance

Senior Income Trust

June 30, 2014

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2013 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider (the “peer group”). The Board considered actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services. Additionally, the Board took into account the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board also considered that, at the request of the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which include a further fee reduction effective May 1, 2014.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

49

Eaton Vance

Senior Income Trust

June 30, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2015. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Class I Trustee	Until 2014. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Class III Trustee	Until 2016. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (since 2011) and of the Ashmore Funds (since 2010).

Valerie A. Mosley(4) 1960	Class I Trustee	Until 2014. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class III Trustee	Until 2016. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

50

Eaton Vance

Senior Income Trust

June 30, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman(A) 1940	Class I Trustee	Until 2014. Trustee since 2003.

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class II Trustee	Until 2015. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Class III Trustee	Until 2016. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2015. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Scott H. Page 1959	President	1998	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	2003	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

51

Eaton Vance

Senior Income Trust

June 30, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman were appointed as Trustees effective May 29, 2014.
(4)	Ms. Mosley was appointed as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	APS Trustee

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Trust to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. The Trust’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Trust’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

53

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

171    6.30.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2013 and June 30, 2014 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/13	06/30/14
Audit Fees	$64,850	$70,400
Audit-Related Fees(1)	$0	$18,000
Tax Fees(2)	$18,900	$19,820
All Other Fees(3)	$1,200	$0

Total	$84,950	$108,220

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2013 and June 30, 2014; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/13	06/30/14
Registrant	$20,100	$37,820
Eaton Vance(1)	$261,151	$336,473

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, John Redding and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an EVM portfolio manager since 1996 and is Director of EVM’s Bank Loan Investment Group. Mr. Redding has been a portfolio manager since 2001. Messrs. Page and Redding are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	18	$35,584.0		0	$0

Other Pooled Investment Vehicles	8	$10,243.6	(1)	1	$185.4
Other Accounts	3	$1,514.9		0	$0

John P. Redding
Registered Investment Companies	1	$453.1		0	$0

Other Pooled Investment Vehicles	4	$1,775.7		0	$0
Other Accounts	0	$0		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 7, 2014

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 7, 2014